                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 18, 2002
--------------------------------------------------------------------------------
                                 Date of Report

                            NORTHWESTERN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                   DELAWARE
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
--------------------------------------------------------------------------------
     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                  (605) 978-2908
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.   OTHER EVENTS

     On January 18, 2002, NorthWestern Corporation (the "Company") issued a press release announcing that the Company anticipated its earnings per share from continuing operations would be within the range of analysts' estimates for its fourth quarter and year ended December 31, 2001.

     On January 18, 2002, CornerStone Propane Partners, L.P. , a publicly traded master limited partnership (NYSE:CNO)("CornerStone"), issued a press release announcing that the board of directors of its managing general partner had determined that it is in the best interests of CornerStone's unitholders to consider strategic opportunities, including a possible sale or merger of CornerStone. We own approximately 30% of CornerStone, which we operate through one of our subsidiaries that serves as CornerStone's managing general partner.

     The purpose of this Current Report on Form 8-K is to file as exhibits a copy of the Company's press release dated January 18, 2002 and a copy of CornerStone's press release dated January 18, 2002 announcing such events. The descriptions herein of such press releases are qualified in their entirety by reference to the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2 which are incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(c)  Exhibits

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated
           January 18, 2002

99.2       Press Release of CornerStone Propane Partners, L.P.
           dated January 18, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 18, 2002

                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President - Finance and Chief
                                          Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated
           January 18, 2002

99.2       Press Release of CornerStone Propane Partners, L.P.
           dated January 18, 2002